                                                                   Exhibit 10.18

                                 PROPERTY LEASE AGREEMENT
                                 ------------------------

     BE IT KNOWN, that, before the undersigned Notary(is) Public in the State of Texas, and in the presence of the undersigned competent witnesses, personally came and appeared:

     PETRO STOPPING CENTERS, L.P., a limited partnership of the State of Delaware, whose present mailing address is declared to be 6080 Surety Drive, El Paso, Texas, 79905, herein represented by its duly authorized Executive Vice-President, Larry J. Zine, in accordance with a resolution of the partners thereof, hereinafter referred to as "Lessor", who hereby leases and delivers unto:

     PETRO TRUCKSTOPS, INC., a corporation of the State of Delaware, whose present mailing address is declared to be P.O. Box 29249, Shreveport, Louisiana, 71129, herein represented by its duly authorized President, James A. Cardwell, Jr., in accordance with a resolution of the board of directors thereof, hereinafter referred to as "Lessee", hereby accepting and leasing for itself, its successors and assigns, and acknowledging due delivery and possession thereof, the Shreveport Facility, constituting the land and improvements of the Petro Stopping Center in Shreveport, Louisiana, less and except those parcels of property upon which are located the truck wash, the truck scales and the truck lube/repair facility, said Shreveport Facility being located on the following described property, to-wit:

     See property description in Exhibit "A" made a part hereof for all purposes.

     Together with all buildings and structures located on the property described in Exhibit "A", and all of the contents of said furniture, fixtures, buildings, sign poles, equipment, personal property and other structures and improvements, less and except the truck wash, the truck scales and the truck lube/repair facility, hereinafter referred to as the "Premises".

     Provided, however, that Lessee hereby acknowledges the reservation of a non-exclusive easement in, to, over and across all portions of the Premises for the use, enjoyment, ingress, egress and access by the customers, invitees, agents and employees of Lessor and any other tenants of the Premises, including without limitation those utilizing and providing the services at the truck wash, truck scales, truck lube/repair facility, the restaurant and the convenience store situated on or about the Premises.

     NOW, THEREFORE, in consideration of the mutual covenants agreements contained herein and other valuable consideration, and upon the terms and conditions hereinafter set forth, this lease is made and accepted by Lessor and Lessee (sometimes hereinafter referred to as the "Parties") for and in consideration of all of the terms, conditions and stipulations hereinafter set forth:

     1.   TERM:  The term of this lease (hereinafter referred to as the
          ----
"Agreement") shall be for a period of three (3) years commencing on the 1/st/ day of July, 1999, with an option, at Lessee's discretion, to renew this Agreement for three (3) additional three (3) year terms at the expiration of the initial term hereof by giving Lessor written notice of its intent to renew this Agreement at least ninety (90) days before the expiration of the primary term or any renewal term that has begun to run.

     Both Lessor and Lessee further agree that this Agreement may be terminated at any time by either party hereto by a party giving the other party written notice of its intent to terminate this agreement at least sixty (60) days before the date that said party desires to terminate this Agreement.

     2.  RENTAL:  Lessee agrees to pay to Lessor as rental payments during the
         ------
full term hereof the sum of ONE HUNDRED EIGHT THOUSAND THREE HUNDRED THIRTY-THREE AND 33/100 DOLLARS ($108,333.33) per month, said rental payment being due on the 1st day of the month subsequent to the execution hereof and on the first day of every month thereafter. The rental payment for the month of November shall be prorated.

     All rental payments shall be paid to Lessor on a monthly basis, and shall be due on or before the 1st of the month. Rental payments shall be remitted to Lessor's address as provided in the notice paragraph 24 hereof.

     Any rental payment received after the 5th day of any month during the full term hereof shall be considered delinquent. If any rental payment is not paid on or before the 5th day of any month, Lessee shall pay interest on the unpaid rent at the simple interest rate of twelve percent (12%) per annum.

     3.  USE OF PREMISES:  Lessee will not carry on or permit upon the Premises
         ---------------
any offensive use nor allow same to be used for any unlawful or immoral purpose. Lessee shall use and occupy the Premises only for the purpose of operating a qualified truck stop facility as defined in LSA-R.S. 27:301 et seq. and the Louisiana Administrative Code, Title 42:Part XI:Section 2401 et seq., as presently existing, and in any subsequent amendments thereto, and for such uses as are related thereto but for no other purpose whatsoever.

     4.  LAW, ORDINANCES AND REGULATIONS:  Lessee hereby agrees to comply with
         -------------------------------
any and all laws of the State of Louisiana and all lawful federal, state and local ordinances and regulations pertaining to the operation of the business on the Premises, and shall obtain all necessary licenses or permits to do business on the Premises which may be required by any municipal or parish ordinances, state laws or regulations, governmental authority, or otherwise, and shall pay all fees in connection therewith as well as fees imposed by reason of inspection of the Premises or the equipment situated therein.

     5.  WARRANTY OF PEACEABLE POSSESSION:  Lessor covenants and agrees with
         --------------------------------
Lessee that Lessor has the right to lease the Premises, that, except as indicated in the mortgage and conveyance records of the Parish of Caddo, the same is free and clear of any and all liens, claims and encumbrances, and that Lessor shall defend the same against all such claims whatsoever. Lessor further covenants and agrees that Lessee, by paying all rental payments and by observing and fulfilling the covenants and obligations of this

Agreement, shall lawfully and peaceably, hold, occupy and enjoy the Premises during the initial term hereof and any term thereafter, without any hindrance or molestation by Lessor, or by any person(s) whomsoever purporting to claim a right or interest in the Premises. Lessor does not warrant Lessee against disturbances by any person(s) not claiming any rights or interest in the Premises.

     6.  ASSUMPTION OF LIABILITY:  As additional consideration by the Lessee for
         -----------------------
its undertaking herein, and pursuant to the authority of LSA-R.S. 9:3221, as now existing and as hereafter amended, Lessor fully avails itself of the liability shifting and limiting provisions thereof, and Lessee, in conformance therewith, hereby assumes all responsibility for the condition and use of the Premises and for any buildings or structures now located thereon or hereafter constructed thereon, and Lessee agrees to hold harmless, indemnify and defend Lessor from any claims, actions or causes of action which may arise from injuries caused to persons or property by any defect in the Premises or any building or structure now located thereon or hereafter constructed thereon, during the term of this Agreement, or while Lessee occupies the Premises, or which may arise after the termination of this Agreement from the fault of the Lessee, Lessee's employees, agents or invitees, to the full extent and in the manner prescribed by law.

     7.  HOLD HARMLESS: Except as provided in paragraph 8 hereof, Lessee shall
         -------------
indemnify, defend and hold harmless Lessor and Lessor's agents from and against any and all claims, liabilities, losses, damages and actions, including costs and expenses of defending against same, resulting or alleged to result from any breach, violation or nonperformance of any covenant or condition hereof, excepting therefrom any such claims or expenses resulting from the failure of Lessor to fulfill any of its obligations hereunder.

     Except as provided in paragraph 8 hereof, Lessee shall indemnify, defend and hold harmless Lessor and Lessor's agents from and against the payment of any and all losses, damages, legal costs and charges, inclusive of attorney's fees, paid by Lessor and lawfully and reasonably incurred or expended in or about the prosecution or defense of any suit or other proceeding in the discharging of the leased premises, or any part thereof, from any lien, judgment or encumbrance created, or permitted to be created, by Lessee upon or against the Premises, or any building or structure located thereon, or against Lessee's leasehold interest in the Premises, and also any costs and charges, inclusive of attorney's fees, incurred or expended on account of proceedings instituted by Lessor to obtain possession of the Premises covered by this Agreement after the termination of this Agreement by forfeiture or otherwise.

     Lessee shall indemnify, defend and hold harmless Lessor and Lessor's agents from and against any and all fines, suits, claims, demands, liabilities, losses, damages and actions, including costs and expenses of defending against same, resulting or alleged to result from Lessee's use or occupancy of the Premises during the term hereof and any term thereafter, excepting therefrom any such claims, losses or expenses resulting from or caused by the negligence of Lessor or Lessor's agents.

     8.  UNDERGROUND STORAGE TANKS:  Lessee does not assume responsibility for
         -------------------------
the condition of any underground storage tanks or other equipment, pipes, appurtenant structures or devices used for the storage and dispensation of any gasoline or petroleum products and Lessor shall indemnify Lessee and hold Lessee harmless from and against all fines, suits, claims, demands, liabilities, and actions, including costs and expenses of defending against such claims, resulting or alleged to result from any breach, violations, or non-performance, any federal, state, or local rules, laws, or ordinances, including but not limited to, the State of Louisiana, Department of Environmental Quality, or any federal authority or agency regulating the storage and dispensation of any gasoline or petroleum products.

     9.  MAINTENANCE:  Lessee, at its sole cost and expense, shall maintain and
         -----------
keep in good repair all portions of the Premises, including without limitation the roof, foundation and the concrete walkways and parking surface areas thereof.

     In addition, Lessee, at its sole cost and expense, shall maintain all portions of the interior of the Premises, including without limitation, plumbing, electrical, piping, fixtures, equipment, painting or decorating of any kind, and shall be responsible for all glass frames that may be broken or damaged. Lessee shall also be responsible for the repair, maintenance and replacement of the heating and air conditioning system in said Premises. Lessee further agrees to replace the whole or any portion of the sewerage and sanitary fixtures should the need arise, at its sole cost and expense. Upon expiration or termination of this Agreement, Lessee shall redeliver possession of the Premises in as good condition as at the commencement of the term of this Agreement, reasonable wear and tear only excepted.

     Lessee shall not construct or install any signs on the Premises without the prior written consent of Lessor. Any such signs placed on the Premises by Lessee shall be and remain the property and responsibility of Lessee, and Lessee shall cause to be removed from said Premises any and all signs so placed at the termination of this Agreement so that the Premises will be in the same condition as before said signs were placed thereon. All signs shall be approved by Lessor prior to placement on the Premises.

     Lessee shall be responsible for keeping the paved parking area of the Premises clean and free of debris. Lessee shall also be responsible for the painting and maintenance of any parking stripes that may be placed on said parking surface, and for the upkeep of the grass on the Premises. Lessee shall keep the entire Premises free for debris.

     10.  TAXES AND ASSESSMENTS: Lessee shall, within five (5) days after
          ---------------------
receipt of an invoice from Lessor, reimburse Lessor for all taxes and assessments applicable to the Premises that are paid by Lessor, including without limitation, any ad valorem taxes assessed against the property underlying the Premises. In case of any default hereof on the part of Lessee in reimbursing Lessor for taxes, assessments or other amounts herein provided to be paid, the amount due shall bear interest at the rate of twelve percent (12%) per annum from the date of the invoice until paid by Lessee. In no event shall such rate of interest to be charged to Lessee be higher than the maximum rate permitted by law.

     11.  ASSIGNMENT, SUBLETTING AND ALTERATION:  This Agreement is personal to
          -------------------------------------
the Lessee, and the Lessee may not assign, sublease or otherwise delegate rights or obligations hereunder without first obtaining the written consent of the Lessor.

     12.  UTILITIES: During the terms of this Lease, Lessee shall pay all
          ---------
charges accruing for water, gas, electricity, sewerage and garbage pick-up with respect to the Premises. Upon its failure to do so, Lessor may, at its option, pay such charges and, in that event, such charges shall be added to the rental payable and shall be collectible as rent.

     13.  DEFAULT; FAILURE TO REMIT RENTAL PAYMENTS; OTHER BREACHES:    In the
          ---------------------------------------------------------
case of default in payment of the rent in accordance with the terms hereof or the non-performance of any of the covenants herein, Lessor may enforce the performance of this Agreement in any mode provided by law and, in addition thereto, Lessor may, at its option, declare all of the remaining unpaid installments of rent immediately due and payable, or terminate this Agreement, if the non-payment of rent or such default shall continue for a period of fifteen (15) days after Lessor notifies Lessee of such default and of its intention to declare all remaining installments of rent due and payable, or to declare the Agreement forfeited, such notice to be sent by Lessor to Lessee by certified mail as provided in paragraph 24 hereof, and thereupon (unless Lessee shall have paid said rent and completely removed or cured said default) all of said remaining installments of rent shall be due or, at Lessor's option, this Agreement shall cease and come to an end as if that were the day originally fixed herein for the right, and without further notice or demand, to re-enter and remove all persons and Lessee's property therefrom without being deemed guilty or liable of or for any manner of trespass, and without prejudice to any remedies for arrears of rent or breach of covenant, and Lessor or Lessor's agent or attorney may resume possession of the Premises and let the same for the remainder of the term at the best rent said agent or attorney may obtain, for the account of Lessee, who shall make good any deficiency, and Lessor shall have a lien as security for the rent aforesaid upon all goods, wares, chattels, instruments, fixtures, furniture, appliances, tools and other personal property which are/may be on the Premises.

     In the event of a default of any condition or obligation of this Agreement on the part of any of the Parties hereto which results in any legal proceeding, the non-prevailing party shall pay to the prevailing party of the litigation all reasonable costs and expenses of the legal proceeding and any appeal therefrom, including attorney's fees.

     14.  LIABILITY INSURANCE:  Lessee accepts the Premises and all equipment
          -------------------
and other personal property, fixtures and improvements thereon in their present AS IS, WHERE IS CONDITION, WITH ALL FAULTS, and hereby assumes responsibility for the condition of the Premises and equipment, and all property of every kind which may be on said Premises during the term hereof and same shall be at the sole risk of Lessee or those claiming under it, and Lessor shall not be liable to Lessee or any other persons whomsoever for any injury, loss or damage to any person or property in or upon said Premises, or upon the parking lot, sidewalks and drives contiguous thereto. Lessee hereby covenants and agrees to assume all liability for or on account of any injury, loss or damage above described and to save Lessor harmless therefrom. Lessee obligates and binds itself at all times during the term of this Agreement to carry public liability and property damage insurance (owner's, landlord's and tenant's policy) issued by companies authorized to do business in the state wherein the Premises are situated, with a rating acceptable to Lessor, and with such coverages and deductibles as may be acceptable to Lessor, for the protection of Lessor and Lessee, all at Lessee's sole cost and expense. Lessor shall be named as an additional insured and loss payee as applicable on all such policies and shall be furnished with copies of such policies and a certificate certifying that said policies are in full force and effect at all times during the term of this Agreement.

     15.  LIENS ON PREMISES:  Lessee shall not mortgage, pledge or otherwise
          -----------------
encumber the Premises, nor permit the Premises to become encumbered by a mechanic's lien or materialman's lien, and if such mechanic's lien or materialman's lien be filed against the Premises, Lessee shall discharge same within ten (10) days after the date of such filing. Notice is hereby given that Lessor shall not be liable for any labor or material furnished Lessee upon credit or furnished to anyone else to be employed in or on the Premises and that no mechanic's or materialman's lien shall attach to or affect the interest of Lessor in the Premises.

     16.  FUEL FACILITY EMPLOYEES:  As further consideration from the Lessor to
          -----------------------
the Lessee, Lessor agrees to lease all employees of the fuel facility to Lessee.

     17.  WORKER'S COMPENSATION INSURANCE:  In consideration of the lease of the
          -------------------------------
employees as provided in paragraph 16 hereof, Lessee agrees to provide, at its sole cost and expense, worker's compensation insurance on each and every employee of the fuel facility located on the Premises of the qualified truck stop facility and employed by Lessee during the full term of this Agreement, and during any extension(s) hereof. Throughout the term of this lease, Lessee shall provide Lessor with a certificate of insurance verifying worker's compensation coverage as required hereinabove.

     18.  CANCELLATION: In the event that Lessee should lose its right to place
          ------------
video draw poker devices on any portion of the qualified truck stop facility operated thereby, or in the event that the original video draw poker truck stop license application of Lessee shall be finally denied, the Lessee may, at Lessee's sole option and discretion, cancel this Agreement without any further liability other than its obligations hereunder to leave all improvements and alterations made to the Premises.

     19.  INSPECTION OF PREMISES:  Lessee shall, at any time during the term of
          ----------------------
the Agreement, permit inspection by Lessor or prospective tenants of the Premises. Lessee shall permit signs or other notices, indicating that the Premises are to be let or are for sale, to be posted or remain on the Premises.

     20.  FIRE AND EXTENDED COVERAGE INSURANCE; WAIVER OF SUBROGATION:  Lessee
          -----------------------------------------------------------
shall keep the Premises insured against fire and explosion with extended coverage for at least 80% of its full replacement value, such coverage to be for the benefit of Lessor and any mortgagee of the Premises, and Lessee shall insure all property owned by it against fire and explosion which is located on or in the Premises with extended coverage for such amount and with such deductible amounts as may be required by Lessor, issued by companies authorized to do business in the state wherein the Premises are situated, with a rating acceptable to Lessor, all at Lessee's sole cost and expense. Lessor shall be named as an additional insured and loss payee as applicable on all such policies and shall be furnished with copies of such policies and a certificate certifying that said policies are in full force and effect at all times during the term of this Agreement.

     Neither Lessor nor Lessee shall be under obligation to pay any amount to the other, their heirs, successors or assigns, or to the insurance company issuing the policy of insurance, even though the loss or damage is caused by the negligence of the other, their agents, or employees, if such loss or damage would be the kind covered by a fire, explosion, and extended coverage insurance policy. Lessor and Lessee each agree to notify their present or future insurer or insurers that they have waived subrogation against the other during the entire term of this Agreement and to furnish satisfactory evidence showing that notice of such waiver has been given. Lessor and Lessee hereby agree to indemnify and hold the other harmless from any loss sustained because of the other's failure to carry out the obligations provided in this Agreement relating to the waiver of subrogation.

     21.  MODIFICATIONS AND IMPROVEMENTS; PRIOR APPROVAL: Lessee does hereby
          ----------------------------------------------
agree that Lessee shall not make any additions, alterations or improvements to the Premises without the prior written consent of the Lessor. If the Lessor permits, in writing, additions, alterations or improvements by the Lessee to the Premises, Lessee agrees that it shall: 1) make such additions, alterations or improvements in a workmanlike manner and in all respects in accordance with applicable law; and 2) provide protection against liens against the Premises by providing a lien waiver for any and all such construction costs necessary for the completion of the additions, alterations or improvements.

     All additions, alterations or improvements made by the Lessee with or without the consent of the Lessor, no matter how attached to the Premises (except movable trade fixtures), shall become the property of the Lessor, and Lessee hereby waives all rights to any compensation for such. Notwithstanding the preceding sentence, however, Lessor and Lessee may agree in writing that Lessee may retain possession of certain additions, alterations or improvements made by the Lessee subsequent to the termination or expiration of this Agreement, provided that said agreement is provided for in writing and said document is executed by both the Lessor and the Lessee prior to the construction of any such additions, alterations or improvements to the Premises.

     Notwithstanding the aforementioned, Lessor further hereby agrees that Lessee may take any and all affirmative action as may be necessary to remedy any non-compliance with the aforementioned gaming laws by making additional improvements or alterations to the Premises.

     22.  INTEREST AND ATTORNEY'S FEES:  All past due installments of rent or
          ----------------------------
other payments due by Lessee to Lessor shall bear interest at the rate of twelve percent (12%) per annum from date due until paid. In the event Lessee fails to pay the rent in accordance with the terms of this Agreement or fails to perform or carry out any of its obligations and covenants hereunder, and if it should become necessary for Lessor to employ an attorney at law to enforce any of the terms or conditions of this Agreement or the collection of said rent, then an additional sum of twenty-five percent (25%) of said amount due shall be paid as attorney's fees. If no money is due, then reasonable attorney's fees, which in any event shall not be less than $1000.00, shall be paid by Lessee.

     23.  AUTHORITY TO TRANSACT BUSINESS:  Lessee has all requisite partnership
          ------------------------------
or corporate power and authority, if required, to execute, deliver and perform its obligations under this Agreement. The execution of this Agreement by Lessee has been duly and validly authorized by all necessary partnership or corporate action on the part of Lessee, and this Agreement is the valid and binding obligation of Lessee, enforceable against Lessee in accordance with the terms hereof.

     24.  NOTICES:  All rental payments hereunder shall be made to Lessor by
          -------
ordinary mail and all notices required to be given to Lessor hereunder shall be sent by certified mail addressed to Lessor as follows: Petro Stopping Centers, L.P., Attn: General Counsel, 6080 Surety Drive, El Paso, Texas, 79905, or such address as Lessor may direct from time to time by written notice forwarded to Lessee by certified mail.

     All notices required to be given by Lessor to Lessee shall be sent by certified mail addressed to Lessee as follows: Petro Truckstops, Inc., Attn:
James A. Cardwell, Jr., President, P.O. Box 29249, Shreveport,

Louisiana, 71129, or such address as Lessee may direct from time to time by written notice forwarded to Lessor by certified mail.

     25.  MODIFICATIONS:  No change or modification hereof shall be valid or
          -------------
binding unless the same is in writing and signed by the party intended to be bound. No waiver of any provisions of this Agreement shall be valid unless the same is in writing and signed by the party against whom such waiver is sought to be enforced; moreover, no valid waiver of any provisions of this Agreement at any time shall be deemed a waiver of any other provision of this Agreement at such time, nor shall it be deemed a valid waiver of such.

     26.  CLAIMS AND DEFENSES:  The existence of any claims or causes of action
          -------------------
against the Lessor by the Lessee shall not constitute a defense to the enforcement of this Agreement.

     27.  BINDING EFFECT:  This Agreement shall be binding upon and inure to the
          --------------
benefit of the Parties hereto, their respective heirs, successors, representatives, executors, purchasers, administrators and permitted assigns, subject to the restrictions herein set forth.

     28.  HEADINGS:  It is understood by the Parties hereto that the headings in
          --------
this Agreement are for convenience only and shall not be used to interpret or construe the provisions hereof.

     29.  SEVERABILITY:  If any provision of this Agreement is held invalid such
          ------------
invalidity shall not affect other provisions and to this end, the provisions of this Agreement are hereby declared severable.

     30.  CONSTRUCTION OF THIS AGREEMENT:  The parties hereto have participated
          ------------------------------
jointly in the negotiation and drafting of this Agreement. In the event any ambiguity or questions of intent or interpretation arise, this Agreement shall be construed as if jointly drafted by the parties and no presumption or burden of proof shall arise favoring any of the parties by virtue of authorship of any of the provisions of this Agreement.

     31.  NON-DISCLOSURE: Both Lessor and Lessee hereby covenant and agree that
          --------------
they will not, directly or indirectly, reveal, divulge, disclose or otherwise communicate to any person or other entity whatsoever in any manner, excepting those affiliates, officers, directors, employees, agents and representatives of either the Lessor or the Lessee who have a reasonable need for access thereto, any information of any kind, nature or description, relating to or concerning the obligations, terms and conditions of this Agreement, and except as may otherwise reasonably be required by either the Lessor or the Lessee in negotiations for the sale of the business of either party hereto. The parties agree, however, that notwithstanding the aforementioned non-disclosure, any party hereto may record an extract of this Agreement in the mortgage and conveyance records and include all information therein as required by law, including but not limited to, the term of the Agreement, a description of the property affected, and the restriction on the transfer of the property.

     THUS DONE AND PASSED on the 12th day of November, 1998, at the City of El Paso, State of Texas, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:  LESSOR:

                                PETRO STOPPING CENTERS, L.P.



____________________________    By:_______________________________________
                                   Larry J. Zine, Executive Vice-President

____________________________




                   ________________________________________
                                 Notary Public



     THUS DONE AND PASSED on the 12th day of November, 1998, at the City of El Paso, State of Texas, the undersigned party having affixed its signature in the presence of me, Notary, and the undersigned competent witnesses, after due reading of the whole.

WITNESSES:  LESSEE:

                                PETRO TRUCKSTOPS, INC.





___________________________     By:_________________________________________
                                    James A. Cardwell, Jr., President


___________________________



                  __________________________________________
                                 Notary Public

                                 EXHIBIT "A"
                                 -----------



PROPERTY DESCRIPTION:
--------------------

     LESSOR leases to LESSEE, the following described property, to wit: